UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2016

WEINGARTEN REALTY INVESTORS

(Exact name of Registrant as specified in its Charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2600 Citadel Plaza Drive, Suite 125,

Houston, Texas 77008

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 866-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

On August 11, 2016, Weingarten Realty Investors, a Texas real estate investment trust (the "Company") closed an underwritten public offering of $250 million aggregate principal amount of 3.250% senior notes due 2026 (the "Notes"). The Notes are governed by the terms of an Indenture, dated as of May 1, 1995, as amended by a First Supplemental Indenture, dated as of August 2, 2006, and a Second Supplemental Indenture, dated as of October 9, 2012, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (successor in interest to J.P. Morgan Trust Company, National Association), as trustee.

The Notes will mature on August 15, 2026. The Notes are subject to redemption at the Company's option at any time in whole or in part, at any time or from time to time, prior to maturity. The redemption price for any of the Notes that are redeemed before May 15, 2026 will be equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to such redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points; plus, in either case, accrued and unpaid interest on the principal amount of the Notes to be redeemed to, but excluding, the redemption date. If the Notes are redeemed on or after May 15, 2026, the Company may redeem the Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

The description in this Current Report of the Notes is not intended to be a complete description, and the description is qualified in its entirety by the full text of the form of note which is attached as an exhibit to this Current Report.

ITEM 9.01. Financial Statements And Exhibits.

(d)	Exhibits.

Exhibit	Description

4.1	Form of 3.250% Senior Note due 2026.

5.1	Opinion of Dentons US LLP as to the legality of the securities being registered.

8.1	Opinion of Dentons US LLP as to certain tax matters.

23.2	Consent of Dentons US LLP (included in Exhibit 5.1 hereto).

23.3	Consent of Dentons US LLP (included in Exhibit 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2016	WEINGARTEN REALTY INVESTORS

	By:	/s/ Joe D. Shafer
Joe D. Shafer
Senior Vice President/
Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Form of 3.250% Senior Note due 2026.

5.1	Opinion of Dentons US LLP as to the legality of the securities being registered.

8.1	Opinion of Dentons US LLP as to certain tax matters.

23.2	Consent of Dentons US LLP (included in Exhibit 5.1 hereto).

23.3	Consent of Dentons US LLP (included in Exhibit 8.1 hereto).